UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 19, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

         Delaware                        0-22624                 05-0473908
         Delaware                        1-11432                 05-0475617
         Delaware                        1-11436                 22-3182164
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

     On July 19, 2006, Foamex International Inc. (the "Company") and Mellon Investor Services LLC (the "Rights Agent") entered into an amendment (the "Amendment") to the Rights Agreement, dated as of August 5, 2004, between the Company and the Rights Agent (the "Rights Agreement"). The Amendment amends certain definitions of the Rights Agreement to provide that the current members of the ad hoc committee of certain of the Company's stockholders (the "Committee") formed in connection with the Company's chapter 11 bankruptcy case pending in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Case"), which is comprised of D.E. Shaw Laminar Portfolios, L.L.C., Par IV Capital Management LLC, Paloma International L.P., and Sigma Capital Management, LLC, as well as Goldman, Sachs & Co., which is acting as an observer of the Committee (together, the "Excepted Entities"), will not be deemed "Acquiring Persons" under the Rights Agreement. The Amendment further provides that no stockholder of the Company shall be deemed the beneficial owner of another stockholder's common shares of the Company solely as a result of an agreement, arrangement or understanding entered into with such other stockholder during, or in connection with, the Bankruptcy Case. The Amendment is intended to permit the Committee to conduct its operations and to allow the stockholders of the Company to communicate freely during the Bankruptcy Case without incurring adverse consequences under the Rights Agreement. The Amendment is filed as
Exhibit 4.3.8 to this Current Report on Form 8-K. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.3.8.

ITEM 3.03 - Material Modification to the Rights of Security Holders.

     As reported under Item 1.01 above, on July 19, 2006, the Company entered into the Amendment. The Amendment has the material terms described under Item
1.01 above and affects the Common Stock of the Company (to which the rights under the Rights Agreement are attached). It has the general effect on the holders of Common Stock of not having the consequences set forth in the Rights Agreement of a person becoming an "Acquiring Person" occur (a) if any Excepted Entity acquires more than 20% of the Company's outstanding Common Stock or (b) if two or more holders of Common Stock of the Company holding collectively more than 20% of the Common Stock of the Company enter into an agreement, arrangement or understanding during, or in connection with, the Bankruptcy Case. The foregoing description of the Amendment and its effects on the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to
Exhibit 4.3.8 and the Rights Agreement, as previously filed with the Securities and Exchange Commission.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(d) Exhibits


                                       2
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Exhibit Number        Description
4.3.8 Amendment to Rights Agreement between Foamex International Inc. and Mellon Investor Services LLC




                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2006

                                   FOAMEX INTERNATIONAL INC.


                                   By:        /s/ Gregory J. Christian
                                              ---------------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Executive Vice President and
                                              General Counsel

                                   FOAMEX L.P.
                                   By:        FMXI, INC.,
                                              its Managing General Partner

                                   By:        /s/ Gregory J. Christian
                                              ---------------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Executive Vice President and
                                              General Counsel

                                   FOAMEX CAPITAL CORPORATION

                                   By:        /s/ Gregory J. Christian
                                              ---------------------------------
                                   Name:      Gregory J. Christian
                                   Title:     Vice President and Secretary




                                       4
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                                  EXHIBIT INDEX

Exhibit
Number       Description

4.3.8 Amendment to Rights Agreement between Foamex International Inc. and Mellon Investor Services LLC



                                       5
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